Exhibit 99.1

Benefitfocus, Inc.

Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
		(Restated)		(Restated)
Revenue	$30,256	$22,208	$104,752	$81,739
Cost of revenue	19,473	11,881	62,411	44,400

Gross profit	10,783	10,327	42,341	37,339
Operating expenses:
Sales and marketing	8,976	6,357	36,072	27,905
Research and development	6,708	3,520	23,532	14,621
General and administrative	2,790	1,990	10,974	7,494
Change in fair value of contingent consideration	—	(49)	(43)	121

Total operating expenses	18,474	11,818	70,535	50,141

Loss from operations	(7,691)	(1,491)	(28,194)	(12,802)
Other income (expense):
Interest income	15	12	46	53
Interest expense	(552)	(507)	(2,149)	(1,976)
Other expense	(66)	(8)	(95)	(64)

Total other expense, net	(603)	(503)	(2,198)	(1,987)

Loss before income taxes	(8,294)	(1,994)	(30,392)	(14,789)
Income tax (benefit) expense	(12)	35	(31)	84

Net loss	$(8,282)	$(2,029)	$(30,361)	$(14,873)

Comprehensive loss	$(8,282)	$(2,029)	$(30,361)	$(14,873)

Net loss per common share:
Basic and diluted	$(0.34)	$(0.42)	$(2.99)	$(3.09)

Weighted-average common shares outstanding:
Basic and diluted	24,474,566	4,842,205	10,144,243	4,812,632

Benefitfocus, Inc.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of December 31,
	2013	2012
		(Restated)
Assets
Current assets:
Cash and cash equivalents	$65,645	$19,703
Marketable securities	13,168	—
Accounts receivable, net	23,668	13,372
Prepaid expenses and other current assets	4,322	1,482

Total current assets	106,803	34,557
Property and equipment, net	27,444	20,456
Intangible assets, net	1,256	1,579
Goodwill	1,634	1,634
Other non-current assets	2,474	—

Total assets	$139,611	$58,226

Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$4,354	$1,726
Accrued expenses	3,911	2,453
Accrued compensation and benefits	14,183	9,661
Deferred revenue, current portion	15,158	11,165
Financing and capital lease obligations, current portion	4,288	1,228
Notes payable, current portion	—	2,420
Contingent consideration related to acquisition, current portion	—	328

Total current liabilities	41,894	28,981

Deferred revenue, net of current portion	65,063	46,355
Revolving line of credit	5,757	—
Financing and capital lease obligations, net of current portion	14,263	9,589
Notes payable, net of current portion	—	3,561
Other non-current liabilities	1,202	871

Total liabilities	128,179	89,357

Commitments and contingencies

Redeemable convertible preferred stock:
Convertible Series A preferred stock, no par value, no shares authorized, issued and outstanding at December 31, 2013; 14,055,851 shares authorized, issued and outstanding at December 31, 2012	—	105,505
Convertible Series B preferred stock, no par value, no shares authorized, issued and outstanding at December 31, 2013; 2,441,009 shares authorized, issued and outstanding at December 31, 2012	—	29,973

Total redeemable convertible preferred stock	—	135,478

Stockholders’ equity (deficit):
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at December 31, 2013 and 2012	—	—
Common stock, no par value, no shares authorized issued and outstanding at December 31, 2013; 100,000,000 shares authorized, 20,125,063 shares issued and 4,792,347 shares outstanding at December 31, 2012	—	6,109
Common stock, par value $0.001, 50,000,000 shares authorized, 24,495,651 shares issued and outstanding at December 31, 2013; no shares authorized, issued and outstanding at December 31, 2012	24	—
Additional paid-in capital	214,487	—
Accumulated deficit	(203,079)	(172,718)

Total stockholders’ equity (deficit)	11,432	(166,609)

Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$139,611	$58,226

Benefitfocus.com, Inc.

Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
		(Restated)		(Restated)
Cash flows from operating activities
Net loss	$(8,282)	$(2,029)	$(30,361)	$(14,873)
Adjustments to reconcile net loss to net cash and cash equivalents provided by operating activities:
Depreciation and amortization	2,246	1,794	8,172	8,560
Stock-based compensation expense	381	248	1,202	712
Change in fair value and accretion of warrant	223	168	892	488
Interest accrual on financing obligation	443	444	1,768	1,774
Change in fair value of contingent consideration	1	(37)	(17)	188
Provision for doubtful accounts	(87)	18	(32)	98
Loss on disposal of property and equipment	45	8	65	17
Changes in operating assets and liabilities:
Accounts receivable, net	(2,404)	(1,974)	(10,264)	(4,411)
Prepaid expenses and other current assets	(428)	411	(1,440)	639
Accounts payable	(1,246)	457	2,625	862
Accrued expenses	138	76	904	532
Accrued compensation and benefits	(1,555)	(557)	4,521	3,102
Contingent consideration related to acquisition	—	—	—	(320)
Deferred revenue	7,863	5,582	22,701	14,747
Other non-current liabilities	97	73	331	293

Net cash and cash equivalents (used in) provided by operating activities	(2,565)	4,682	1,067	12,408

Cash flows from investing activities
Purchases of short-term investments held to maturity	(13,168)	—	(13,168)	—
Purchases of property and equipment	(2,223)	(1,154)	(8,918)	(6,308)
Proceeds from sale of property and equipment	—	—	9	—

Net cash and cash equivalents used in investing activities	(15,391)	(1,154)	(22,077)	(6,308)

Cash flows from financing activities
Proceeds from initial public offering, net of issuance costs	—	—	70,064	—
Draws on revolving line of credit	—	—	10,757	—
Payments on revolving line of credit	—	—	(5,000)	—
Proceeds from notes payable borrowing	—	4,535	1,465	4,535
Repayment of notes payable	—	(239)	(7,447)	(1,074)
Proceeds from exercises of stock options	127	24	699	108
Proceeds from issuance of common stock (excluding IPO)	—	—	68	—
Repurchases of common stock	—	(6)	—	(599)
Payments of contingent consideration	(311)	(378)	(311)	(2,078)
Payments on financing and capital lease obligations	(887)	(745)	(3,343)	(3,145)

Net cash and cash equivalents provided by (used in) financing activities	(1,071)	3,191	66,952	(2,253)

Net increase (decrease) in cash and cash equivalents	(19,027)	6,719	45,942	3,847
Cash and cash equivalents, beginning of period	84,672	12,984	19,703	15,856

Cash and cash equivalents, end of year	$65,645	$19,703	$65,645	$19,703

Benefitfocus, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months and Years Ended December 31, 2013 and 2012

(unaudited, dollars in thousands except share and per share data)

	Three Months December 31,		Year Ended December 31,
	2013	2012	2013	2012
		(Restated)		(Restated)
Reconciliation from Gross Profit to Adjusted Gross Profit:
Gross profit	$10,783	$10,327	$42,341	$37,339
Depreciation	1,186	1,053	4,257	4,224
Amortization of software development costs	714	485	2,618	3,149
Amortization of acquired intangible assets	58	64	245	254
Stock-based compensation expense	86	69	274	195

Adjusted gross profit	$12,827	$11,998	$49,735	$45,161

Reconciliation from Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(7,691)	$(1,491)	$(28,194)	$(12,802)
Amortization of acquired intangible assets	76	84	323	335
Stock-based compensation expense	381	248	1,202	712

Total net adjustments	$457	$332	$1,525	$1,047

Non-GAAP operating loss	$(7,234)	$(1,159)	$(26,669)	$(11,755)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(8,282)	$(2,029)	$(30,361)	$(14,873)
Depreciation	1,456	1,225	5,231	5,076
Amortization of software development costs	714	485	2,618	3,149
Amortization of acquired intangible assets	76	84	323	335
Interest income	(15)	(12)	(46)	(53)
Interest expense	552	507	2,149	1,976
Income tax (benefit) expense	(12)	35	(31)	84
Stock-based compensation expense	381	248	1,202	712

Total net adjustments	$3,152	$2,572	$11,446	$11,279

Adjusted EBITDA	$(5,130)	$543	$(18,915)	$(3,594)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(8,282)	$(2,029)	$(30,361)	$(14,873)
Amortization of acquired intangible assets	76	84	323	335
Stock-based compensation expense	381	248	1,202	712

Total net adjustments	457	332	1,525	1,047

Non-GAAP net loss	(7,825)	(1,697)	(28,836)	(13,826)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(7,825)	$(1,697)	$(28,836)	$(13,826)

Weighted average shares outstanding - basic and diluted	24,474,566	4,842,205	10,144,243	4,812,632
Additional weighted average shares giving effect to conversion of convertible preferred stock at the beginning of the period	—	16,496,860	12,022,369	16,496,860

Shares used in computing non-GAAP net loss per share - basic and diluted	24,474,566	21,339,065	22,166,612	21,309,492

Non-GAAP net loss per common share - basic and diluted	$(0.32)	$(0.08)	$(1.30)	$(0.65)